EXHIBIT 10.114

                     UNCONDITIONAL GUARANTY OF PERFORMANCE


         As used in this guaranty (herein "Guaranty"), the following terms shall have the following meanings:

"FMG": Federated Merchandising Group, a division of Federated Department Stores, Inc.

"PB": Private Brands, Inc., a California Corporation.

"GUARANTOR":  Tarrant Apparel Group, a California Corporation.

"AGREEMENT": Exclusive Distribution Agreement between FMG and PB dated as of April 1, 2003.

"GUARANTEED OBLIGATIONS": All obligations which PB presently has or hereafter may have under the Agreement, including the performance of all obligations thereunder.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce FMG to enter into the Agreement, the undersigned guarantor, as parent of PB (herein "Guarantor") guarantees to FMG, the full and prompt performance by PB of the Guaranteed Obligations, as set forth in the Agreement.

         Guarantor agrees that if the maturity of any of the Guaranteed Obligations is accelerated, by default or otherwise, such shall also be deemed accelerated for the purposes of this Guaranty; provided that, nothing herein shall be deemed to require FMG to institute suit against PB prior to enforcing this Guaranty.

         This Guaranty is a continuing guaranty and shall remain in full force and effect until the performance in full of the Guaranteed Obligations and of any other obligations under this Guaranty.

         If PB undergoes any change in its ownership or organizational structure or otherwise assigns, transfers or delegates its obligations to any assignee or transferee resulting from the operation of any assignment or transfer permitted pursuant to the Agreement, this Guaranty shall continue all of the Guaranteed Obligations of the new or substituted legal entity.

         This Guaranty shall survive any and all bankruptcy or insolvency proceedings of Guarantor to the extent any of the Guaranteed Obligations survive.

         Guarantor agrees that a final judgment in any action or proceeding with respect to this Guaranty shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         Guarantor agrees that its obligations hereunder shall not be impaired in any manner whatsoever by: (a) any waivers granted by FMG to PB; (b) any bankruptcy, extensions, moratoria or other relief granted to PB pursuant to any statute presently in force or hereafter enacted; or (c) any defenses available to a surety under applicable law. Guarantor hereby waives notice of FMG's acceptance  of this  Guaranty.  Upon  making  any  payment  with  respect  to PB hereunder, the Guarantor shall be subrogated to the rights of FMG against PB with respect to such payment, provided that the Guarantor shall not enforce any payment by way of subrogation until all amounts payable by PB under the Agreement have been paid in full.

         Guarantor hereby waives personal service of process. Service of process and required notices will be deemed properly served if sent by certified or registered mail directed to Guarantor at its address set forth below. Such service shall be deemed completed on the third business day after such process or notice is so mailed.

         The obligations hereunder of Guarantor shall be binding upon its respective successors, assigns and legal representatives. This Guaranty shall inure to the benefit of FMG and its successors and assigns. No delay on the part of FMG in exercising any right hereunder or in taking any action to collect or enforce payment of the Guaranteed Obligation against PB of the Guaranteed Obligations shall operate as a waiver of any right, or in any manner prejudice FMG's rights against Guarantor. Guarantor shall reimburse FMG for all expenses incurred by it in the enforcement of any of its rights against PB and Guarantor (including costs and reasonable attorney's fees). Guarantor agrees that FMG may insert herein, after guarantor's execution of this Guaranty, the date of the Agreement. LEGAL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

         The undersigned corporation warrants for itself that it is authorized by law and by its articles of incorporation to execute this Guaranty, and the person signing the same warrants that (s)he is specifically authorized thereunto by a duly adopted resolution of the board of directors or the by-laws of Guarantor.

         EACH PARTY HERETO WAIVES THE RIGHT OF TRIAL BY JURY IN THE EVENT OF ANY LITIGATION BETWEEN ANY OF THE PARTIES HERETO WITH RESPECT TO ANY MATTERS ARISING UNDER THIS GUARANTY.

         This Guaranty constitutes the entire agreement between the parties with respect to the subject matter hereof. If any term or provision of this Guaranty or application thereof shall be invalid or unenforceable, the remainder of this Guaranty shall remain in full force and effect.

         IN WITNESS WHEREOF, Guarantor has caused this instrument to be executed as of the date set forth below.

                                            GUARANTOR:

                                            Tarrant Apparel Group
                                            31 East Washington Boulevard
                                            Los Angeles, CA  90023


                                            By:      /s/ Gerard Guez
                                                   -----------------------------
                                            Name:  Gerard Guez
                                            Title: Chairman and CEO
                                            Date:  April 1, 2003
                                                   -----------------------------



K-Unconditional Guaranty of Performance


                                       3